PROVISIONS	12 Months Ended
Dec. 31, 2020
PROVISIONS
PROVISIONS

32.   PROVISIONS

Provisions primarily represent provision for future dismantlement costs of oil and gas properties. The Group has mainly committed to the PRC government to establish certain standardized measures for the dismantlement of its oil and gas properties by making reference to the industry practices and is thereafter constructively obligated to take dismantlement measures of its oil and gas properties.

Movement of provision of the Group’s obligations for the dismantlement of its oil and gas properties is as follows:

	2018	2019	2020
	RMB	RMB	RMB

Balance as of January 1	39,407	42,007	42,438
Provision for the year	1,567	1,408	1,563
Accretion expenses	1,438	1,418	1,343
Decrease for the year	(598)	(2,439)	(1,490)
Exchange adjustments	193	44	(141)
Balance as of December 31	42,007	42,438	43,713